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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08718

IPS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


1225 Weisgarber Road, Suite S-380, Knoxville, TN 37909
--------------------------------------------------------------------------------
         (Address of principal executive offices)           (Zip code)


Mr. Greg D'Amico
IPS Advisory, Inc.
1225 Weisgarber Road, Suite S-380
Knoxville, TN 37909
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-232-9142

Date of fiscal year end: 11/30/2003

Date of reporting period: 11/30/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  ANNUAL REPORT

                                [LOGO]IPS FUNDS


                                 ANNUAL REPORT

                               NOVEMBER 30, 2003


                              IPS MILLENNIUM FUND
                             IPS NEW FRONTIER FUND


                                www.ipsfunds.com

                         ------------------------------
                          IPS FUNDS 2003 ANNUAL REPORT
                         ------------------------------

Fellow Shareholders:

     SUMMARY: OVER THE NEXT FEW YEARS, IF HISTORY IS ANY GUIDE WE ARE LIKELY TO EXPERIENCE ONE OF THE GREATEST POTENTIAL TOTAL RETURN PERIODS OF THE 21ST CENTURY. WE ARE IN A SECULAR BEAR MARKET, AND SUCH MARKETS OFFER THE GREATEST TOTAL RETURN POTENTIAL FOR TWO REASONS. THE FIRST IS THAT HUMANS ARE SOCIAL, OR HERD, SPECIES LIKE BIRDS, HORSES, DOGS AND HONEYBEES. THEY DO THINGS EN MASSE, CREATING EXTREMES OF UNDER OR OVER VALUATION. THE SECOND IS THE NATURAL PROGRESSION OF FUNDAMENTAL NEW TECHNOLOGIES, AS WE SEE FROM EXAMPLES OF STEAM ENGINE TECHNOLOGY BEING REPLACED BY ELECTRICITY EARLY IN THE 20TH CENTURY.

     MUCH HAS BEEN WRITTEN ABOUT THE FALLIBILITY OF HUMAN PSYCHOLOGICAL QUIRKS IN THE INVESTMENT ARENA. THE ONLY WAY WE CAN DEFEND OURSELVES AGAINST THE HUGE ERRORS THIS CAN CAUSE IS TO HAVE AN INVESTMENT DISCIPLINE. THIS MEANS WE MUST CRUNCH NUMBERS AND WE MUST MEASURE OBJECTIVELY THE RESULTS OF OUR DISCIPLINE. YOU DON'T NEED TO TAKE OUR WORD ON WHETHER WHAT WE ARE DOING IS WORKING OR NOT, YOU CAN SEE THE RESULTS IN THE RISK WE TAKE RELATIVE TO THE MARKET, WHICH WE REPORT TO YOU ON OUR WEBSITE EVERY MONTH, AND DISCUSS WEEKLY IN OUR PORTFOLIO MANAGER'S DIARY ON IPS FUNDS' WEBSITE.

PERFORMANCE & RISK MANAGEMENT

     We stated in our 2002 Annual and 2003 Semi Annual Reports to you that we were preparing for a major bull market. We have not been disappointed. As we reported to you six months ago, the risky, money-losing segment of the market led the new cyclical bull move. This is typical of all bull markets. Our performance improved dramatically in March when the market broadened out into high quality companies on high volume and a rising advance/decline line.

     This has continued in the second half of our fiscal year, with the result that we have out performed the S&P 500 by a significant margin for the year, as you will see in the individual reports below, and by an even larger margin for the second half of the year. Risky, money-losing companies are unlikely to repeat their performance in 2004. They've already had their run. We expect to see the best performance in the more profitable segments of the market, such as the stocks owned by your funds.

     Over the last two years we've worked hard on improving our sell discipline, which we believe was our chief weakness. It is now our greatest strength, and is responsible both for our dramatically lowered risk, and for our improved relative and absolute performance since March of 2003. It is our rigorous, quantitative sell discipline, combined with our focus on paying less than fair value based on free cash flow, that we depend upon to generate a high risk-adjusted return.

     It is our belief that over the rest of this decade we are likely to see opportunities in the stock market the likes of which haven't been seen since our parents or grandparents were young. Such opportunities, though, do not come without a short-term cost. The last few years have been a painful learning experience for all of us, but we are now sitting at the table, knives sharpened and forks ready, waiting for the Main Investment Course for the next couple of generations. It's unlikely that it will be the technology companies themselves where most new value is created, either, as we discuss below.

IS PAST PROLOGUE?

     If we look back at the telephone, electric appliances, broadcasting and internal combustion engine in the early part of the 20th Century, there was a flowering of the basic new technology companies, huge investment in them, over hiring and overpaying, and a stock market bubble in the late 1920s. Sound familiar? Following a huge crash, although the best of the new high tech companies themselves (RCA, AT&T, GM, GE, IBM, etc.) mostly survived, the really major beneficiaries were all the non-technology companies that took decades to finally incorporate these new technologies, dramatically improving productivity (and therefore profitability and living standards). This huge jump in productivity created very high unemployment, but it also created whole new markets and economic sectors, and the wealth that has carried the U.S. to a position of world leadership over the last 60 years.

Copyright 2003, IPS Advisory, Inc.

     Companies like GENERAL ELECTRIC and other electric motor manufacturers did very well, because they were the first beneficiaries of the new electricity infrastructure. However, the entire manufacturing and personal product sectors were the ultimate, and far larger and more long lived beneficiaries. The reason is that, as a result of an earlier, fundamental major new technology, safe steam engines in 1800, manufacturing in the 1800s came to be driven by large steam engines in the factory's basement.

     Over the previous century these steam engines, and the manufacturing buildings that housed them, were designed around the need to run a large shaft running vertically upward through the floors of the building. A belt-driven system ran off this central drive shaft, powering the various machines on each floor. If a belt broke, the whole system had to be shut down. Businesses could only run machines directly off the shaft, so everything had to be close to the shaft. Factories couldn't spread out, they could only build upward.

     Electric motors changed all this because you could run a wire anywhere, but the investment in machinery, real estate, human capital and knowledge related to the steam engine was enormous. It took decades for business and their employees to adapt to the new technology, to discard and write off the old drive shaft-based equipment, factories and real estate, and retrain employees for the new technologies. But when it did the results were truly enormous increases in productivity. This in turn resulted in far higher salaries, profitability, and free cash flows across virtually all sectors of the economy.

WHERE WE ARE TODAY

     We are now - in the Semiconductor, Internet and Biotech Age - roughly where the combined Electricity, Internal Combustion Engine, Broadcasting and first Telecom revolutions stood, during the market rebound following the Crash of 1929 that kicked off the Great Depression. We are now entering the earliest stages of the same kind of tectonic transformation, from an electrical business and manufacturing culture to one based on connectivity, electronics and information. It's too early still to discern the shape this revolution will take, but the opportunities will be huge. The successes will be spotlighted directly by increases in free cash flows, and eventually will be followed by much higher living standards and totally new markets. But first it will be heralded by much higher dividends.

     This transformation of a previous century happened amid the wreckage of geopolitical, monetary and economic systems that changed dramatically and upset the entire world order. Fundamental new technologies change everything, usually violently. There is opportunity everywhere and always, though. Investors who are disciplined will have a much better chance of finding those opportunities than investors who are not. By disciplined, I mean read and understand the financial statements and footnotes, and do the analysis needed to determine whether a company is not only well-managed, but undervalued. Good products do not necessarily equal good companies. Good companies do not necessarily equal good investments. The consequences of poor investment discipline are likely over the next decade to be far more drastic than at any time since WW II. The benefits of a rigorous investment discipline are likely to be far greater over following decade than during the 1990s.

THE FAULT, DEAR INVESTOR, IS NOT IN OUR STARS, BUT IN OUR GENES....

     Here's the problem, though: you and I are not Spock. We all allow emotions to cloud our judgment - we cannot avoid it. We all have psychological quirks and mechanisms evolved over millions of years that are appropriate to social or herd species like horses, people, birds or dogs, but that are totally inappropriate to investing. One of the most important of these is a hard-wired need to follow the herd, especially herd leaders. It is this characteristic of herd animals that primarily is responsible for bubbles and busts in the stock market, and in other human activities as well from fashion to religion. This tendency is exacerbated by the natural cycles of major technological changes.

     Put simply, without a thoroughly objective, disciplined assessment mechanism, we cannot trust ourselves to make appropriate judgments about what to buy, why, when, or at what price we should buy or sell. This is especially true during periods of major transformation like today. This is not dissimilar from flying jets, or even prop planes. We are not evolved for high speed, or for flight in three dimensions like birds. We cannot trust our senses to orient us properly in many instances when flying. As a result, we have developed instruments and rules for pilots to follow. Even when their senses tell them they are right side up, if their instruments tell them they are upside down, they had better trust their instruments.

Copyright 2003, IPS Advisory, Inc.

     Most investors are not only doing something we are not evolved to do, most of us don't even know it, and don't have any instruments that tell us in those critical, dangerous situations whether we are doing the right thing or not. A disciplined investment methodology focused on fair value estimates based on free cash flow at IPS Funds serves as our instrument panel. We don't make judgments about the markets, whether a stock is a good investment or not, or whether the economy will drive stocks higher or lower. We fly strictly on instruments. We don't trust ourselves even if our senses tell us visibility is 50 miles, sunny and no wind. We just crunch the numbers to determine fair value. We buy only at well below fair value, and sell when the stock exceeds fair value. Wherever those stocks are that meet our buy criteria is where we will be in the stock market.

DEALING SUCCESSFULLY WITH OUR GENES

     Follow the discipline. No matter what the discipline is, it will have weaknesses and missed opportunities. We want IPS Funds investment discipline's weaknesses and missed opportunities to occur in an environment of very low risk relative to the stock market. That's the only way we can minimize the inevitable misses and mistakes. It doesn't reduce the upside opportunities (unless we are talking about investing in the short term, trading sense), but it does reduce the downside risk.

     Everything we know about investors tells us we cannot be trusted to make good investment decisions without a real investment discipline. There's no substitute. Not newsletters, not following a broker's recommendations even if we understand the research behind it (although we do all of this), not even listing a set of qualitative criteria we want a potential purchase to meet, and being disciplined about sticking to it. In the end we have to crunch numbers or we simply do not know what we are doing. Then we have to objectively measure the risk our purchases expose us to, and adjust our returns for that risk, or we do not know if what we are doing works. Our instincts are more likely than not to be our enemies.

     That's why we report objectively to you in our Annual and Semi Annual reports the risk we are taking. I know of no other mutual fund that does this. It's our objective assessment of where we screwed up and where we succeeded; what we did to fix it and whether or not it worked. It's our score card on ourselves, and we let you see it, warts and all. This is the third report to you in which we've done this, and if you've read them, you have seen the steady and dramatic improvement in Millennium and New Frontier Funds over the last 18 months. It will be a permanent feature of our reports to you, and is updated monthly on our website.

     We will not always be right; not every stock we buy will make you money; we will not always beat the market, and sometimes we will have negative returns. But we have an investment discipline, and a measurement system for the results of our discipline that we share with you. If something needs fixing, we will know it. If we are flying upside down, our instruments will tell us so we can right the plane. The next several years will present us with investment opportunities that come along only a couple of times in a lifetime. At IPS Funds we are ready for them.

ROBERT LOEST, PH.D., CFA                     GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                     PRESIDENT

Copyright 2003, IPS Advisory, Inc.

--------------------------------------------------------------------------------
                              IPS MILLENNIUM FUND
--------------------------------------------------------------------------------

2003 PERFORMANCE

     IPS MILLENNIUM FUND has outperformed the S&P 500 on a risk-adjusted basis, and on an absolute return basis for the year, and especially for the second half of our 2003 fiscal year. The total return for MILLENNIUM for the first half of our FY was 1.47% vs. 3.91% for the S&P 500. For the second half of our FY, MILLENNIUM'S total return was 14.37% vs. 10.65% for the S&P 500. We believe the reason for our improved performance is a dramatic improvement in our sell discipline. Very simply, we no longer hold companies after they have reached fair value.

                     IPS MILLENNIUM ANNUALIZED TOTAL RETURNS

                                   [BAR CHART]

--------------------------------------------------------------------------------

                    1 Yr.     3 Yrs.     5 Yrs.     Inception
IPS Millennium      16.05%   -19.15%     -0.97%       9.41%
S&P 500 Index       14.98%    -5.56%     -0.51%      10.42%

--------------------------------------------------------------------------------

     FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------

                      AVERAGE ANNUAL RETURNS AS OF 11/30/03
                      -------------------------------------
                      1        3         5        Inception
                    Year     Years     Years     (01/03/95)
                    ----     -----     -----     ----------
Fund               16.05%   -19.15%    -0.97%       9.41%
S&P 500 Index      14.98%    -5.56%    -0.51%      10.42%

--------------------------------------------------------------------------------

RISK PROFILE OF THE FUND

     The graph in Figure 2 depicts the risk (measured as the standard deviation of 13 monthly returns on the Y-axis) of Millennium Fund on a monthly basis since inception. Clearly, in 1999 and 2000 risk got out of hand, and we began to bring risk down again to more in line with the market. Until the last month of our FY, risk has been below that of the overall stock market for nearly a year and a half. Even though we have had much lower risk than the stock market over most of the last year, we have outperformed it. The high risk in 1999 and 2000 was due to great companies like Calpine and EMC that we bought at well below fair value many years ago, but that we held onto at too high a valuation. We have since dramatically improved our sell discipline, which is responsible for the big decrease in risk and improved returns.

Copyright 2003, IPS Advisory, Inc.

                   IPS MILLENNIUM RISK VS. BRAOD STOCK MARKET

                                  [LINE GRAPH]






     FIGURE 2. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

CHANGES IN THE FUND

     Millennium has undergone some major changes in where we are finding value over the course of the year. It's clear that a robust industrial recovery is gaining momentum, and that consumer and tech stocks are selling at very high valuations - certainly most of them far above our estimate of fair value based on free cash flow.

     As a result we have taken profits in most of our consumer oriented stocks, and dramatically expanded the proportion of the portfolio devoted to the industrial economy (Materials, Industrial Manufacturing, Energy, Utilities). Consumer has declined from 45.32% of the fund on 11/30/02 to 13.32% of the fund on 11/30/03. Industrial economy stocks have risen from 7.92% of the fund on 11/30/02 to 40.06% of the fund on 11.30/03.

     We'd like to emphasize an important point here. We have not changed allocations based on some gamble about where we think the economy is going and why, and on which we could easily be wrong. We've changed allocations because all we do is fill in the financial statement numbers for our companies, calculate fair value, then look to see where superior companies are selling for less than fair value. Those are the ones we buy. We're Spock about this. We simply go where the value is, and we don't avoid undervalued, well-run companies with lots of free cash flow just because they happen not to fit into some style box. We'll buy growth or value, large cap or small, if we think we can make money on it with low risk.

MANAGEMENT'S DISCUSSION

     We cannot resist a discussion of macro factors affecting the market, though, because it provides us with insight into the dynamics of the market and economy that may be valuable. Basically, we think we've seen the end of the consumer economy as we've come to know it since WW II, and that we are in the early years of a secular bear market. Until recently the U.S. was a youthful economy building families and spending money - huge sums of money. We mortgaged our futures for homes, multiple cars, healthcare benefits, retirement and college for everyone. We've gone from FDR's "A chicken in every pot," to "A car in every garage," and multiple garages, at that.

     Several of the points we make below will sound negative to many of you. They are emphatically not negative. They are simply what they are: a set of probabilities for potential trends that must be taken into account in our thinking and investment decisions. If we do that - if we adjust to the market - then we should be successful in any kind of market. It is our
--------------------------------------------------------------------------------

Copyright 2003, IPS Advisory, Inc.

misperceptions and erroneous assumptions that undo us. This is why we need a discipline, and an objective assessment of that discipline, in order to succeed in secular bear markets.

     A funny thing happens at a population median age of 46, though. According to sociologists, that's the demographic peak for consumer spending. After that people start saving for retirement, and spend less of their income. Their kids are mostly gone, they have all the "stuff" they are likely to ever need, they are downsizing if anything, they are getting older and starting to have health problems, and the charm of mowing and raking a quarter acre has worn off. The median age of 46 was reached in the U.S. in 2000. In Japan it was reached in 1989.

     Consumers in the U.S. have depleted their savings and have little home equity. Retirement assets have been dramatically reduced by the bear market, and they are beginning to save in earnest for retirement. Savings can come only out of spending. Healthcare costs are soaring even for the young and healthy. These costs for older employees are likely to significantly reduce living standards and spendable income, and for those who are retired, the effects will be even worse. The government cannot pay for its promises, and it knows it. There seems no doubt that we will be faced in a very few years with a combination of reduced benefits and higher taxes.

     On top of all this, we are entering a golden age for the industrial and service economies, when huge productivity gains will result from all the new technologies that have been introduced in the last decade, and that are embedding themselves in the very genetic material of corporations. The dark side of this productivity revolution, though, is a dramatic reduction in the need for employees. The highest periods of productivity and GDP growth over the last century have inevitably been during the structural bear markets of the oughts & teens, the 1930s and the 1970s. These have also been the periods of highest unemployment.

     If we look back at these earlier periods of dramatic productivity gains resulting from fundamental new technological breakthroughs, history teaches us that the next decade or more is likely to be a period of very high GDP growth, led mostly by the industrial, or business-to-business, economy and characterized by unusually high unemployment. We saw such a period especially in the 1930s, when the new internal combustion engine, electric motors, and the telephone dramatically enhanced the productivity of human capital, resulting in the need for far fewer employees. The unemployment rate stayed in the mid-teens for the whole decade, and did not decline until WW II.

     Demographics, healthcare costs, and productivity gains: these are major, long term factors that are likely to decimate consumer spending for many years. Yet we know from history that periods like this, following the crash of a fundamental new technological revolution and its accompanying stock market bubble, are followed by much higher than normal GDP growth. Given the likely consequences of these major factors and the lessons of history, our conclusion is that it will be the industrial sector where most new value will be created, and the consumer sector, with few exceptions, where growth will shrink and companies suffer.

     This is not why we have invested where we have - we've simply followed free cash flows and value - but it does fit the facts of history and the way the current economic scenario appears to be developing, and the industrial economy is most definitely where we are seeing the greatest values and increases in free cash flow. Whether we turn out to be right or wrong long term will be an interesting academic exercise, but however the economy develops, we will be where the value is.

     Our greatest blessing is you, our shareholders and our private management clients, and the faith you've shown in sticking by us in the tough early years of a new century. We trust your faith in us has been rewarded this year, and that our improved sell discipline will allow our funds to better weather the inevitable storms without sacrificing returns. May the new year bring you health and happiness.

ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

Copyright 2003, IPS Advisory, Inc.

--------------------------------------------------------------------------------
                             IPS NEW FRONTIER FUND
--------------------------------------------------------------------------------

2003 PERFORMANCE

     IPS NEW FRONTIER FUND has outperformed the S&P 500 on a risk-adjusted basis, and on an absolute return basis for the year, and especially for the second half of our 2003 fiscal year. The total return for NEW FRONTIER for the first half of our FY was 3.57% vs. 3.91% for the S&P 500. For the second half of our FY, NEW FRONTIER'S total return was 19.26% vs. 10.65% for the S&P 500. We believe the reason for our improved performance is a dramatic improvement in our sell discipline. Very simply, we no longer hold companies after they have reached fair value.

                      IPS NEW FRONTIER ANNUALIZED RETURNS

                                   [BAR CHART]

--------------------------------------------------------------------------------

                    1 Yr.     3 Yrs.     5 Yrs.     Inception
IPS New Frontier   23.45%    -24.37%     -9.80%      -8.39%
S&P 500 Index      14.98%     -5.56%     -0.51%       0.32%

--------------------------------------------------------------------------------


     Figure 4: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------

                      AVERAGE ANNUAL RETURNS AS OF 11/30/03
                      -------------------------------------
                      1        3         5        Inception
                    Year     Years     Years     (08/03/98)
                    ----     -----     -----     ----------
FUND               23.45%   -24.37%    -9.80%      -8.39%
S&P 500 INDEX      14.98%    -5.56%    -0.51%       0.32%

--------------------------------------------------------------------------------

RISK PROFILE OF THE FUND

     The graph in FIGURE 5 depicts the risk (measured as the standard deviation of 13 monthly returns on the Y-axis) of New Frontier Fund on a monthly basis since inception. Clearly, in 1999 and 2000 risk got out of hand, and we began to bring risk down again to more in line with the market. Until the last month of our FY, risk has been below that of the overall stock market for nearly a year and a half. Even though we have had much lower risk than the stock market over most of the last year, we have outperformed it. The high risk in 1999 and 2000 was due to great companies like CALPINE and EMC that we bought at well below fair value many years ago, but that we held onto at too high a valuation. We have since dramatically improved our sell discipline, which is responsible for the big decrease in risk and improvement in returns.

CHANGES IN THE FUND

     New Frontier has undergone some major changes in where we are finding value over the course of the year. It's clear that a robust industrial recovery is gaining momentum, and that consumer and tech stocks are selling at very high valuations - certainly most of them far above our estimate of fair value based on free cash flow. Copyright 2003, IPS Advisory, Inc. 7

Copyright 2003, IPS Advisory, Inc.

                  IPS NEW FRONTIER RISK VS. BROAD STOCK MARKET

                               [LINE GRAPH]






     FIGURE 5. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

     As a result we have taken profits in most of our consumer oriented stocks, and dramatically expanded the proportion of the fund's portfolio devoted to the industrial economy (Materials, Industrial Manufacturing, Energy, Utilities). Consumer has declined from 48.46% of the fund on 11/30/02 to 14.95% of the fund on 11/30/03. Industrial economy stocks have risen from 16.73% of the fund on 11/30/02 to 32.88% of the fund on 11/30/03.

     We'd like to emphasize an important point here. We have not changed allocations based on some gamble about where we think the economy is going and why, and on which we could easily be wrong. We've changed allocations because all we do is fill in the financial statement numbers for our companies, calculate fair value, then look to see where superior companies are selling for less than fair value. Those are the ones we buy. We're Spock about this. We simply go where the value is, and we don't avoid undervalued, well-run companies with lots of free cash flow just because they happen not to fit into some style box. We'll buy pretty much anything if we think we can make money on it with low risk.

MANAGEMENT'S DISCUSSION

     In the interests of saving money and trees, we refer you to the same heading on p. 5 above for Millennium Fund.

ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

================================================================================

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change or temporary insanity, and any forecasts made cannot be guaranteed. While our information has been obtained from sources we trust, people make mistakes, including us. We may also change our mind later and not tell you. The market may change and not tell us. Technology or politics may change and not tell the market. The gods might just be having a bad day.

**   Past  performance  is no  guarantee  of  future  results.  Share  price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Copyright 2003, IPS Advisory, Inc.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The NASDAQ COMPOSITE INDEX is an unmanaged index of more than 4,000 stocks traded electronically through the NASDAQ System. The returns shown for the NASDAQ COMPOSITE INDEX do not include reinvestment of dividends. The VALUE LINE ARITHMETIC COMPOSITE INDEX is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 INDEX. The VALUE LINE ARITHMETIC COMPOSITE INDEX figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

**   This  annual  report is not  authorized  for  distribution  to  prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

**   CITCO-Quaker Fund Services, Inc. distributor.                        1/2003

For more information, please contact IPS Funds at:

Phone:    800.249.6927                                      1225 Weisgarber Road
          865.524.1676        Web Site: www.ipsfunds.com    Suite S-380
                                        ----------------    Knoxville, TN 37909
Fax:      865.544.0630        Email:    info@ipsfunds.com
                                        -----------------

================================================================================

A NOTE ABOUT DUPLICATE MAILINGS

You will receive the Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, known as "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded or are currently receiving more than one report per household, please call us at 800.249.6927. At any time you may view current shareholder reports on our website, www.ipsfunds.com.

PRIVACY POLICY

We collect nonpublic personal information about you from the following sources:

     *    Information we receive from you on applications and other forms;
     * Information about your transactions with us, our affiliates, or others; and
     *    Information we receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PROXY VOTING SUMMARY

Copyright 2003, IPS Advisory, Inc.

IPS Advisory, Inc. has written Proxy Voting Procedures designed to ensure that proxies are voted consistent with written standards, and solely in the best interests of shareholders. Please call IPS Advisory, Inc. (IPSA) at 800.232.9142 if you would like to receive a copy of our Proxy Voting Procedures and Guidelines at no charge to you, or view them on our Web site at http://www.ipsfunds.com. You may also call for information on how we voted a proxy for a specific company. IPSA does not cross reference votes on a specific issue with the stocks to which it applies.

Proxies shall be voted in the best interests of shareholders, with an emphasis on voting against any management proposals that act in general to insulate companies from the discipline of the market or accountability to shareholders. In addition, IPSA will generally vote in favor of any shareholder proposals that will result in restrictions on animal testing, environmental pollution, and other ethical concerns. Due to the nature and small size of IPSA, in our opinion there are no material conflicts of interest likely to arise in voting proxies for our fund shareholders.

     Specific guidelines are set forth to address voting in regard to:

     A.   Corporate Governance;
     B.   Takeover defense and related actions;
     C.   Compensation proposals;
     D.   Capital structure;
     E.   Social & environmental responsibility;
     F.   Size of the board;
     G.   Appointment of Outside Directors;
     H.   Multiple Directorships;
     I.   Incentive Stock Award programs;
     J.   Conflicts of Interest

Copyright 2003, IPS Advisory, Inc.

                               IPS Millenium Fund
                             Schedule of Investments
                                November 30, 2003

COMMON STOCKS - 79.05%                                Shares           Value
                                                   ------------    ------------
Consumer Discretionary - 12.66%
Kellwood Co.                                             70,000    $  2,676,800
Eastman Kodak Co.                                       140,000       3,410,400
Regal Entertainment Group 'A'                           190,000       3,959,600
                                                                   ------------
                                                                     10,046,800
                                                                   ------------
Consumer Staples - 0.67%
Fresh Del Monte Produce, Inc.                            20,000         533,600
                                                                   ------------
Financial - 5.48%
AFLAC, Inc.                                              20,000         719,400
Cendant Corp.*                                           50,000       1,108,000
Crawford & Co. Class B                                   30,000         217,500
First Data Corp.                                         40,000       1,514,000
The Phoenix Cos., Inc.                                   70,000         787,500
                                                                   ------------
                                                                      4,346,400

Healthcare - 2.58%
First Health Group Corp.*                               100,000       2,050,000
                                                                   ------------
Industrial Manufacturing - 15.34%
Bandag, Inc.                                             30,000       1,222,500
General Dynamics Corp.                                   20,000       1,617,400
Hubbell, Inc. 'B'                                        70,000       3,080,000
Kaydon Corp.                                             90,000       2,197,800
Precision Castparts Corp.                                60,000       2,431,200
Watsco, Inc.                                             70,000       1,626,800
                                                                   ------------
                                                                     12,175,700
                                                                   ------------
Information Technology - 4.76%
Storage Technology*                                     150,000       3,780,000
                                                                   ------------
Materials - 16.08%
Ball Corp.                                               60,000       3,357,000
Carpenter Technology Corp.                               68,000       1,822,400
Freeport-McMoRan Copper & Gold Inc. 'B'                 130,000       5,658,900
Lyondell Chemical Co.                                   130,000       1,929,200
                                                                   ------------
                                                                     12,767,500
                                                                   ------------
Natural Gas & Energy - 2.69%
Kaneb Services LLC                                       60,000       1,811,400
TC Pipelines LP                                          10,000         326,010
                                                                   ------------
                                                                      2,137,410
                                                                   ------------
Telecommunications - 12.82%
Alltel Corp.                                             50,000       2,270,500
Benchmark Electronics, Inc.*                            135,000       4,958,550
CenturyTel, Inc.                                         20,000         654,000
Verizon Communication, Inc.                              70,000       2,293,900
                                                                   ------------
                                                                     10,176,950
                                                                   ------------
Utilities - 5.97%
FPL Group, Inc.                                          60,000       3,813,000
National Fuel Gas Co.                                    40,000         924,000
                                                                   ------------
                                                                      4,737,000
                                                                   ------------
TOTAL COMMON STOCK (Cost $55,653,588)                                62,751,360
                                                                   ------------
                                                     Principal
SHORT-TERM INVESTMENTS - 20.83%                       Amount
                                                   ------------
Federated Cash Trust Series II , Rate 0.23%(a)       16,538,773      16,538,773
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,538,773)                      16,538,773
                                                                   ------------

Total Investments (Cost $72,192,361) - 99.88%                        79,290,133

Other Assets less Liabilities, Net - 0.12%                               93,793

                                                                   ------------
Total Net Assets - 100.00%                                         $ 79,383,926
                                                                   ============

*    Non-income producing security
(a) Variable rate security, the coupon rate shown represents the rate at November 30, 2003.

The accompanying notes are an integral part of these financial statements.

                              IPS New Frontier Fund
                             Schedule of Investments
                                November 30, 2003

COMMON STOCKS - 84.68%                                Shares           Value
                                                   ------------    ------------
Consumer Discretionary - 10.99%
Kellwood Co.                                              4,000    $    152,960
Regal Entertainment Group 'A'                            12,000         250,080
                                                                   ------------
                                                                        403,040
                                                                   ------------
Financial - 9.29%
Cendant Corp.*                                            4,000          88,640
Crawford & Co. Class B                                   15,000         108,750
First Data Corp.                                          2,000          75,700
The Phoenix Cos., Inc.                                    6,000          67,500
                                                                   ------------
                                                                        340,590

Healthcare - 3.36%
First Health Group Corp.*                                 6,000         123,000
                                                                   ------------
Industrial Manufacturing - 36.09%
Bandag, Inc.                                              6,000         244,500
Carlisle Cos., Inc.                                       2,000         117,700
Carpenter Technology Corp.                                6,000         160,800
Eastman Kodak Co.                                         6,000         146,160
Freeport-McMoRan Copper & Gold Inc. 'B'                   7,000         304,710
Kaydon Corp.                                              5,000         122,100
Optical Cable Corp.*                                      1,000           5,750
Precision Castparts Corp.                                 3,000         121,560
Woodward Governor Co.                                     2,000          99,760
                                                                   ------------
                                                                      1,323,040
                                                                   ------------
Information Technology - 8.93%
Storage Technology*                                      13,000         327,600
                                                                   ------------

Natural Gas & Energy - 5.14%
Kaneb Services LLC                                        3,000          90,570
TC Pipelines LP                                           3,000          97,803
                                                                   ------------
                                                                        188,373
                                                                   ------------
Telecommunications - 10.88%
Alltel Corp.                                              2,000          90,820
Benchmark Electronics, Inc.*                              7,500         275,475
Verizon Communication, Inc.                               1,000          32,770
                                                                   ------------
                                                                        399,065
                                                                   ------------
TOTAL COMMON STOCK (Cost $2,714,363)                                  3,104,708
                                                                   ------------
                                                    Principal
SHORT-TERM INVESTMENTS - 15.29%                       Amount
                                                   ------------
Federated Cash Trust Series II , Rate 0.23%(a)          560,725         560,725
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $560,725)                            560,725
                                                                   ------------

Total Investments (Cost $3,275,088) - 99.97%                          3,665,433

Other Assets less Liabilities, Net - 0.03%                                  956

                                                                   ------------
Total Net Assets - 100.00%                                         $  3,666,389
                                                                   ============

*    Non-income producing security
(a) Variable rate security, the coupon rate shown represents the rate at November 30, 2003.

The accompanying notes are an integral part of these financial statements.

                                  The IPS Funds
                      Statements of Assets and Liabilities
                                November 30, 2003

                                                                                IPS              IPS
                                                                            Millennium       New Frontier
                                                                               Fund             Fund
                                                                           -------------    -------------
ASSETS:
   Investments, at value (cost $72,192,361 and $3,275,088, respectively)   $  79,290,133    $   3,665,433
   Receivable for capital shares sold                                             40,610              200
   Dividends receivable                                                          180,760            5,615
   Interest receivable                                                             2,366               88
                                                                           -------------    -------------
   Total Assets                                                               79,513,869        3,671,336
                                                                           -------------    -------------

LIABILITIES:
   Payable for capital shares redeemed                                            39,224              798
   Payable to Advisor                                                             90,719            4,149
                                                                           -------------    -------------
   Total Liabilities                                                             129,943            4,947
                                                                           -------------    -------------
   Total Net Assets                                                        $  79,383,926    $   3,666,389
                                                                           =============    =============

NET ASSETS CONSIST OF:
   Capital stock                                                           $ 376,300,076    $  22,133,070
   Accumulated net realized loss on investments sold                        (304,307,145)     (18,857,026)
   Accumulated undistributed net investment income                               293,223               --
   Net unrealized appreciation on investments                                  7,097,772          390,345
                                                                           -------------    -------------
   Total Net Assets                                                        $  79,383,926    $   3,666,389
                                                                           =============    =============
Shares outstanding (no par value, unlimited shares authorized)                 3,049,385          497,683

Net asset value, redemption price and offering price per share             $       26.03    $        7.37
                                                                           =============    =============

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                  The IPS Funds
                            Statements of Operations
                      For the Year Ended November 30, 2003

                                                        IPS             IPS
                                                     Millennium    New Frontier
                                                        Fund           Fund
                                                    ------------   ------------
INVESTMENT INCOME:
   Dividend income                                  $  1,410,901   $     46,462
   Interest income                                        11,163            551
                                                    ------------   ------------
   Total investment income                             1,422,064         47,013
                                                    ------------   ------------

EXPENSES:
   Investment advisory fee                             1,128,841         48,373
                                                    ------------   ------------
   Total expenses                                      1,128,841         48,373
                                                    ------------   ------------

NET INVESTMENT INCOME  (LOSS)                            293,223         (1,360)
                                                    ------------   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions        5,755,999        403,298
   Change in unrealized appreciation on
      investments                                      5,165,824        317,337
                                                    ------------   ------------
   Net realized and unrealized gain on investments    10,921,823        720,635
                                                    ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $ 11,215,046   $    719,275
                                                    ============   ============

The accompanying notes are an integral part of these financial statements.

                                  The IPS Funds
                       Statements of Changes in Net Assets

                                                                            IPS                              IPS
                                                                      Millennium Fund                 New Frontier Fund
                                                              ------------------------------    ------------------------------
                                                                   Year             Year             Year             Year
                                                                  Ended            Ended            Ended            Ended
                                                               November 30,     November 30,     November 30,     November 30,
                                                                   2003             2002             2003             2002
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                               $     293,223    $    (368,273)   $      (1,360)   $     (53,599)
   Net realized gain (loss) on investment transactions            5,755,999      (36,207,928)         403,298       (1,963,080)
   Change in unrealized appreciation on investments               5,165,824          931,850          317,337          315,715
                                                              -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
      resulting from operations                                  11,215,046      (35,644,351)         719,275       (1,700,964)
                                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 --               --               --               --
   Net realized gains                                                    --               --               --               --
                                                              -------------    -------------    -------------    -------------

   Total dividends and distributions                                     --               --               --               --
                                                              -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     26,855,423      288,101,402          304,324          500,492
   Shares issued to holders in reinvestment of dividends                 --               --               --               --
   Cost of shares redeemed                                      (53,329,597)    (342,281,302)      (1,082,410)      (1,303,951)
                                                              -------------    -------------    -------------    -------------

   Net decrease in net assets resulting
      from capital share transactions                           (26,474,174)     (54,179,900)        (778,086)        (803,459)
                                                              -------------    -------------    -------------    -------------

TOTAL DECREASE IN NET ASSETS                                    (15,259,128)     (89,824,251)         (58,811)      (2,504,423)

NET ASSETS:
   Beginning of period                                           94,643,054      184,467,305        3,725,200        6,229,623
                                                              -------------    -------------    -------------    -------------


   End of period*                                             $  79,383,926    $  94,643,054    $   3,666,389    $   3,725,200
                                                              =============    =============    =============    =============

* Including accumulated undistributed net
  investment income of                                        $     293,223    $          --    $          --    $          --
                                                              =============    =============    =============    =============

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                               IPS Millennium Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                November 30,  November 30,  November 30,  November 30,  November 30,
                                                                    2003          2002          2001          2000          1999
                                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA:
Net asset value, beginning of period                             $    22.43    $    29.43    $    49.29    $    55.93    $    27.53

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                        0.08        (0.07)        (0.10)(1)       0.04        (0.03)
   Net realized and unrealized gain
      (loss) on investments                                            3.52        (6.93)       (19.72)        (6.30)         28.45
                                                                 ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                                       3.60        (7.00)       (19.82)        (6.26)         28.42
                                                                 ----------    ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                  --            --        (0.04)            --        (0.02)
   Distributions from net realized gains                                 --            --            --        (0.38)            --
                                                                 ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                                        --            --        (0.04)        (0.38)        (0.02)
                                                                 ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                   $    26.03    $    22.43    $    29.43    $    49.29    $    55.93
                                                                 ==========    ==========    ==========    ==========    ==========

Total return                                                         16.05%      (23.79%)      (40.25)%      (11.36)%       103.23%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's)                             $   79,384    $   94,643    $  184,467    $  409,247    $  132,331
   Ratio of net operating expenses to average net assets              1.40%         1.34%         1.19%         1.11%         1.39%
   Ratio of net investment income (loss) to average net assets        0.36%       (0.27%)       (0.23%)         0.08%       (0.07)%
   Portfolio turnover rate                                          169.37%       209.20%       115.45%        27.88%        51.74%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

                              IPS New Frontier Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                November 30,  November 30,  November 30,  November 30,  November 30,
                                                                    2003          2002          2001          2000          1999
                                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA:
Net asset value, beginning of period                             $     5.97    $     8.45    $    17.04    $    29.39    $    12.60

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                      (0.01)        (0.08)        (0.11)(1)     (0.25)(1)     (0.03)
   Net realized and unrealized gain
      (loss) on investments                                            1.41        (2.40)        (8.48)       (11.36)         16.84
                                                                 ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                                       1.40        (2.48)        (8.59)       (11.61)         16.81
                                                                 ----------    ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                  --            --            --            --        (0.02)
   Distributions from net realized gains                                 --            --            --        (0.74)            --
                                                                 ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                                        --            --            --        (0.74)        (0.02)
                                                                 ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                   $     7.37    $     5.97    $     8.45    $    17.04    $    29.39
                                                                 ==========    ==========    ==========    ==========    ==========

Total return                                                         23.45%      (29.35)%      (50.41)%      (40.92)%       133.37%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's)                             $    3,666    $    3,725    $    6,230    $   11,077    $    5,697
   Ratio of net operating expenses to average net assets              1.40%         1.40%         1.40%         1.40%         1.40%
   Ratio of net investment income (loss) to average net assets      (0.04)%       (1.11)%       (1.00)%       (0.92)%       (0.13)%
   Portfolio turnover rate                                          213.83%       300.19%       187.61%        78.61%       217.50%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2003

1.   ORGANIZATION

     The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The IPS Millennium Fund is a diversified fund. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The New Frontier Fund is non-diversified and therefore can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if those securities decline in value. Nonetheless, the Fund intends to qualify as a registered investment company for income tax purposes, which means the Fund intends to fulfill the Internal Revenue Code diversification requirements applicable to registered investment companies. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation

          Securities, which are traded on a recognized stock exchange, are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

     (b)  Federal Income and Excise Taxes

          The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner, which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

     (c)  Distributions to Shareholders

          Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (d)  Securities Transactions and Investment Income

          Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

     (e)  Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

                                                      YEAR ENDED                        YEAR ENDED
                                                   NOVEMBER 30, 2003                 NOVEMBER 30, 2002

IPS MILLENNIUM FUND                                $              Shares             $              Shares
                                             -------------    -------------    -------------    -------------
Shares sold                                  $  26,855,423        1,210,673    $ 288,101,402       11,016,757
Shares issued in reinvestment of dividends              --               --               --               --
Shares redeemed                                (53,329,597)      (2,380,589)    (342,281,302)     (13,066,471)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      ($ 26,474,174)      (1,169,916)   ($ 54,179,900)      (2,049,714)
                                             =============                     =============
SHARES OUTSTANDING:
Beginning of period                                               4,219,301                         6,269,015
                                                              -------------                     -------------
End of period                                                     3,049,385                         4,219,301
                                                              =============                     =============

                                                      YEAR ENDED                        YEAR ENDED
                                                   NOVEMBER 30, 2003                 NOVEMBER 30, 2002

IPS NEW FRONTIER FUND                              $              Shares             $              Shares
                                             -------------    -------------    -------------    -------------
Shares sold                                  $     304,324           48,206    $     500,492           68,451
Shares issued in reinvestment of dividends              --               --               --               --
Shares redeemed                                 (1,082,410)        (174,976)      (1,303,951)        (180,957)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      ($    778,086)        (126,770)   ($    803,459)        (112,506)
                                             =============                     =============
SHARES OUTSTANDING:
Beginning of period                                                 624,453                           736,959
                                                              -------------                     -------------
End of period                                                       497,683                           624,453
                                                              =============                     =============

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the year ended November 30, 2003, are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                     IPS MILLENNIUM FUND   IPS NEW FRONTIER FUND
                                     -------------------   ---------------------

     Purchases                           $119,751,880         $  6,639,712
     Sales                               $150,490,878         $  7,770,459

     At November 30, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                     IPS MILLENNIUM FUND   IPS NEW FRONTIER FUND
                                     -------------------   ---------------------


     Unrealized appreciation             $  9,116,127         $    478,502
     Unrealized depreciation               (2,018,355)             (89,948)
                                         ------------         ------------
     Net unrealized appreciation/
        (depreciation) on investments    $  7,097,772         $    388,554
                                         ============         ============

     At November 30, 2003, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $72,192,361 and $3,276,879, respectively. The difference between book cost and tax cost consists of wash sales of $0 for the Millennium Fund and $1,791 for the New Frontier Fund.

     At November 30, 2003, the Millennium Fund had an accumulated net realized capital loss carryover of $304,307,145, with $33,149,242 expiring in 2008, $234,768,275 expiring in 2009, and $36,389,628 expiring in 2010. The New
     Frontier Fund, at November 30, 2002, had an accumulated net realized capital loss carryover of $18,855,235, with $3,303,414 expiring in 2008, $13,651,050 expiring in 2009, and $1,900,771 expiring in 2010. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5.   INVESTMENT ADVISOR

     The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees earned by IPS Advisory, Inc. during the year ended November 30, 2003 for the Millennium Fund and the New Frontier Fund were $1,128,841 and $48,373, respectively.

6.   BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2003, Charles Schwab & Co., for the benefit of its customers, beneficially owned 51% of the Millennium Fund.

7.   DISTRIBUTABLE EARNINGS

     MILLENNIUM FUND. There were no distributions during the fiscal years 2003 and 2002.

     NEW FRONTIER FUND. There were no distributions during the fiscal years 2003 and 2002.

As of November 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                   Millennium      New Frontier
                                                 -------------    -------------
Undistributed ordinary income
   (accumulated losses)                          $     293,223    $          --
Undistributed long-term capital gain
   (accumulated losses)                           (304,307,145)     (18,855,235)
Unrealized appreciation/(depreciation)               7,097,772          388,554
                                                 -------------    -------------
                                                 $(296,916,150)   $ (18,466,681)
                                                 =============    =============

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Trustees
IPS Funds

We have audited the accompanying statements of assets and liabilities of IPS Funds (comprising, respectively, the Millennium Fund and the New Frontier Fund), including the schedules of portfolio investments, as of November 30, 2003, the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IPS Funds as of November 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 16, 2003

                        INDEPENDENT TRUSTEES (UNAUDITED).

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               # OF
                                                                                               PORTFOLIOS
                                                TERM OF                                        IN FUND
                                 POSITION(S)    OFFICE AND                                     COMPLEX       OTHER
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE            THE TRUST      TIME SERVED    DURING PAST FIVE YEARS          BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 43,             Independent    Since          Financial Analyst, Tennessee         3        None
12416 Fort West Drive            Trustee        inception      Valley Authority (1997-
Knoxville, TN 37922                             of Funds       Present); Director of Business
                                                in 1995        Planning at Lockheed Martin
                                                               Energy Systems (Prior to 1997);
                                                               Financial Analyst Charter (CFA).
------------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 46,           Independent    Since          Director of Planned Giving for       3        None
6504 Clary Lane                  Trustee        inception      the University of Tennessee at
Knoxville, TN 37919                             of Funds       Knoxville, Juris Doctor.
                                                in 1995
------------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 47,    Independent    Since          Account Executive, Colonial          3        None
316 Stonewall Street             Trustee        inception      Life & Accident (1995-Present);
Memphis, TN 38112                               of Funds       Teacher of history and
                                                in 1995        economics at Austin East High
                                                               School in Knoxville, Tennessee
                                                               (Prior to 1995).
------------------------------------------------------------------------------------------------------------------------------------

                         INTERESTED TRUSTEES & OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 40,               President,     Since          President of IPS Advisory, Inc.      3        IPS Advisory, Inc.;
1225 Weisgarber Road,            Chief          inception                                                    Director of Young
Suite S-380,                     Financial      of Funds                                                     Entrepreneurs'
Knoxville, TN 37909              Officer,       in 1995                                                      Organization (YEO);
                                 Treasurer                                                                   Personal & Child
                                 and Trustee                                                                 Safety, LLC (PCS)
------------------------------------------------------------------------------------------------------------------------------------
Robert Loest*, 60,               Vice           Since          Chief Executive Officer of IPS       3        IPS Advisory, Inc.
1225 Weisgarber Road,            President,     inception      Advisory, Inc.; Financial
Suite S-380,                     Secretary      of Funds       Analyst Charter (CFA); Ph.D.
Knoxville, TN 37909              and Trustee    in 1995        in Biology.
------------------------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

                                BOARD COMMITTEES
       The Board has the following standing committee as described below:
--------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------
MEMBERS                       DESCRIPTION                      MEETINGS
-------                       -----------                      --------

Veenita Bisaria,              Responsible for advising the     At least once
Independent Trustee           full Board with respect to       annually. Last
Woodrow Henderson,            accounting, auditing and         meeting occurred
Independent Trustee           financial matters affecting      on January 25,
Billy Wayne Stegall, Jr.,     the Trust.                       2002.
Independent Trustee

                         ------------------------------
                          IPS iFund 2003 Annual Report
                         ------------------------------

Fellow Portfolio Managers:

     Congratulations! As portfolio managers of the iFund, you have generated a return of 28.97% over the fiscal year ending 11-30-2003. Not only have you competed with the NASDAQ's return of 32.56%, you have done so with much less risk than the NASDAQ. We are excited with the results of the iFund this year and see it as a building block for future years. We are being patient while the connected world COMES TO BETTER APPRECIATE the advantages of the iFund.

     The iFund is not the only new application of the new collaborative potential of the Internet. ANOTHER EXAMPLE is a newspaper in South Korea called OHMYNEWS. It is just three years old and only 20% of the paper each day is written by staff journalists. This paper relies mostly on contributions from ordinary readers all over the country for content. The paper averages about 14 million visits a day in a country of about 40 million people, as reported in the NEW YORK TIMES on 3-6-03. This is exciting to us because over 70% of South Korea has high speed INTERNET access. Which seems to mean that a higher percentage of people who have high speed access have an interest in participating on line in the world with which we live. This leads them to use different avenues like this paper to share, provide feedback, and help improve their community. A sense of control and participation in their community will continue to drive people to seek applications that provide this opportunity. This encourages us that business models like the iFund will ENABLE and encourage more COLLABORATIVE business tasks TO TAKE PLACE SOLELY on the Internet.

     As the world becomes more connected, we believe that a community of investors sharing thoughts, working together and IMPROVING IDEAS THROUGH feedback will create a new paradigm for mutual fund investment.

                          IPS iFUND ANNUALIZED RETURNS

                                   [BAR CHART]

--------------------------------------------------------------------------------

                     1 YR.     INCEPTION
IPS iFUND           28.97%      -18.94%
S&P 500 INDEX       14.98%       -6.21%

--------------------------------------------------------------------------------

     FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 11/30/03
                      -------------------------------------
                                                                      INCEPTION
                                                6 MONTHS     1 YR     (12/29/00)

iFund                                            25.24%     28.97%      -18.94%
S&P 500 Index                                    10.65%     14.98%       -6.21%
*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

Copyright 2003, IPS Advisory, Inc.

PERFORMANCE

     As you can see from the return numbers above, the iFUND had a great year. October and May were the best performing months with 9.39% and 8.13% returns, respectively. Some of the stocks that helped the iFund stay in line with the Nasdaq were OMNIVISION TECHNOLOGIES (OVTI), FREEPORT MCMORAN COPPER & GOLD INC.
(FCX), THE CHINA FUND (CHN) and INVITROGEN (IVGN). The Fund currently holds all but OVTI, which was sold partially in March and then in its entirety in May 2003 for a 195% and a 275% gain, respectively. To boost the last half of the year, FCX, CHN and IVGN proved to be strong and steady performers FCX WAS NOMINATED BY SHAREHOLDERS, WHO THEN VOTED TO BUY IT on March 27, 2003 for $17.00, and by November 30, 2003, it HAD climbed to $43.53. Similarly, SHAREHOLDERS VOTED TO BUY CHN in April 2003 for $15.79, and VOTED TO SELL PART OF THE POSITION in August FOR $29.00, then again in September for $26.08. INVESTORS purchased IVGN in March 2003 for, $30.34. We added to this position in May at $35.46. Shareholder CONSENSUS was THAT the position was getting too large for the Fund, so THEY VOTED to sell some shares in August at $53.94.

     Another interesting ASPECT OF THE iFUND IS THE CHANGE IN THE LARGEST SECTORS over the past year. The iFund started the year equally weighted with Consumer and Technology stocks. Tech stocks hit a high of 44% of the portfolio in March, while Consumer stocks shrank to 5.2% of the portfolio. The addition of NETWORK APPLIANCE, QLOGIC and UNITED TECHNOLOGIES were among the stocks responsible for THE LARGE COMMITMENT TO Tech. To account for the Consumer sector's decrease, INVESTORS VOTED TO SELL BEST BUY, PF CHANG'S CHINA BISTRO and WHOLE FOODS MARKET, among others. Tech and Consumer sectors went through another transformation in April, when they converged to equal footing again by May 2003 and lasted throughout the remainder of the year.

     The largest sector in November 2003, though, was Industrials, which grew from 3.5% OF THE FUND in December 2002 to 17.46% at the end of our fiscal year. During this time INVESTORS VOTED TO purchase FREEPORT MCMORAN COPPER & GOLD INC., KAYDON CORPORATION (KDN) and BANDAG INC. (BDG). FCX, as mentioned before, turned in a stellar performance for the iFund. Similarly, LEA, which was purchased in July 2002, appreciated over 70% during the 2003 fiscal year.

Copyright 2003, IPS Advisory, Inc.

                                  [LINE GRAPH]





     FIGURE 2: Volatility of the Fun on a monthly basis, versus the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE INDEX, a broad-based, equally weighted index of approximately 1,700 stocks with dividends Reinvested; and the S&P 500, a major, capitalization weighted index with dividends reinvested. Risk is measured as the Standard Deviation of the most recent 13 monthly returns.

VOLATILITY OF RETURNS

     Figure 2 provides an interesting perspective on the iFund's risk profile since inception. The graph highlights a fascinating detail, in part, because it was not a conscious or deliberate action by the shareholders. As illustrated, the iFund has lowered its risk below that of the broad market for the past year. The iFund's volatility dropped from 7.86% on November 30, 2002 to 4.99% on November 30, 2003, significantly more than the Value Line's 5.38% on November 30th, 2003. The Value Line Arithmetic Composite's volatility dropped 7.27% on November 30, 2002 to 5.38% on November 30, 2003. The S&P composite dropped from 5.9% on November 30th, 2002 to 3.76% on November 30th 2003. Our volatility is still higher then the S&P 500 but we almost doubled the return for the year. Interestingly, the iFund's improved performance on both an absolute and a risk-adjusted basis coincides with the decreased in volatility. Perhaps there is a lesson to be taken from this.

CHANGES FROM WITHIN

     We have enjoyed a much more exciting year this year than our first two. The year began with the same uncertainty, but built momentum after the war to finish with very respectable returns. With the markets getting better, we have experienced a more positive response toward, and interest in, the iFund. We have had conversations with many people who are exploring the opportunity to invest in the fund. More investors will provide a greater diversity of thought and ideas, and will make things more exciting for all of us. This is key to the success of the fund, and we are working hard to share the concept with new investors.

     Please help us by sharing with friends this unique investment concept, and how they can participate with other investors in running a mutual fund. We see a world one day that will be filled with investors opening their hand held devices to share an idea, review some messages and vote on a stock as a normal part of their day. This accessibility and freedom will allow us to quickly react to changes and new ideas. When we put all our ideas together and discuss them openly, we have the opportunity to create something more valuable, and at a higher level of intelligence, than what we individually started with.

GREGORY A. D'AMICO                      ROBERT LOEST, PH.D., CFA
PRESIDENT                               ADVISOR

Copyright 2003, IPS Advisory, Inc.

================================================================================

Note 1: The above discussion reflects the Advisors' interpretation of the investment decisions of a bunch of people we don't know. They aren't only subject to change, we don't know what they were to begin with.

Note 2: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Note 3: The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The returns shown for the Nasdaq Composite Index do not include reinvestment of dividends. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks that is more broad-based than the S&P 500 Index. The Value Line Arithmetic Composite Index figures do not reflect any fees or expenses.

Note 4: Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

Note 5: This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

NOTE 6: CITCO-Quaker Fund Services, Inc., distributor.
        6/2003

For more information, please contact IPS Funds at:
Phone:  800.249.6927                                        1225 Weisgarber Road
        865.524.1676          Web Site: www.ipsifund.com    Suite S-380
                                        ----------------    Knoxville, TN  37909
Fax:    865.544.0630          Email:    info@ipsifund.com
                                        -----------------

Copyright 2003, IPS Advisory, Inc.

                                    IPS iFUND
                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2003

COMMON STOCKS - 83.81%                                       SHARES       VALUE
                                                             ------     --------
BIOTECHNOLOGY - 7.84%
Fisher Scientific International, Inc.*                           65        2,618
Invitrogen Corp.*                                                55        3,749
                                                                        --------
                                                                           6,367
                                                                        --------
BUSINESS SERVICES - 6.39%
Angelica Corp.                                                  200        4,130
ProQuest Co.*                                                    35        1,057
                                                                        --------
                                                                           5,187
                                                                        --------
COMPUTER HARDWARE - 1.91%
Dell Computer Corp.*                                             45        1,552
                                                                        --------

CONSUMER DISCRETIONARY - 14.82%
Cadbury Schweppes Plc                                           125        3,259
CBRL Group, Inc.                                                 60        2,475
Regal Entertainment Group                                       105        2,188
Thor Industries, Inc.                                            40        2,439
Lancaster Colony Corp.                                           40        1,670
                                                                        --------
                                                                          12,031
                                                                        --------
CONSUMER RETAIL - 1.88%
99 Cents Only Stores*                                            55        1,524
                                                                        --------

DRUGS & MEDICAL EQUIPMENT - 2.12%
Amgen, Inc.*                                                     30        1,725
                                                                        --------

HEALTHCARE - 13.32%
First Health Group Corp.*                                       100        2,050
Lincare Holdings, Inc.*                                          15          448
Kyphon, Inc.*                                                   200        5,480
Serona SA                                                       110        1,901
WellPoint Health Networks, Inc.*                                 10          935
                                                                        --------
                                                                          10,814
                                                                        --------

Copyright 2003, IPS Advisory, Inc.

INDUSTRIAL MANUFACTURING - 17.46%
Bandag, Inc.                                                     45        1,834
Freeport-McMoRan Copper & Gold, Inc.                            195        8,488
Kaydon Corp.                                                     85        2,076
Lear Corp.*                                                      30        1,774
                                                                        --------
                                                                          14,172
                                                                        --------
INFORMATION TECHNOLOGY - 4.32%
InVision Technologies, Inc.*                                     50        1,491
Storage Technology*                                              80        2,016
                                                                        --------
                                                                           3,507
                                                                        --------
NATURAL GAS EXPLORATION & PRODUCTION - 2.48%
Suncor Energy, Inc.                                              90        2,012
                                                                        --------
                                                                           2,012
                                                                        --------
SOFTWARE - 4.81%
Autodesk, Inc.                                                   35          813
Electronic Arts, Inc.*                                           70        3,096
                                                                        --------
                                                                           3,909
                                                                        --------
TELECOMMUNICATIONS - 4.50%
Benchmark Electronics, Inc.*                                     60        2,204
Inet Technologies, Inc.*                                         40          514
Vodafone Group Plc ADR*                                          40          934
                                                                        --------
                                                                           3,652
                                                                        --------
UTILITIES - 1.96%
FPL Group, Inc.                                                  25        1,589
                                                                        --------
TOTAL COMMON STOCK (Cost $51,588)                                         68,041
                                                                        --------

MUTUAL FUNDS - 1.21%
China Fund, Inc.                                                 30          982
                                                                        --------
TOTAL MUTUAL FUNDS (Cost $474)                                               982
                                                                        --------

SHORT-TERM INVESTMENTS - 14.30%
Federated Cash Trust Series II , Rate 0.23%                  11,612       11,612
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS (Cost $11,612)                               11,612
                                                                        --------

TOTAL INVESTMENTS (Cost $63,674) - 99.33%                                 80,635


Other Assets less Liabilities, Net - 0.67%                                   547
Total Net Assets - 100.00%                                              $ 81,182
                                                                        ========

*    ADR-American Depository Receipts
* (a)Variable rate security, the coupon rate shown represents the rate at November 30,2003.

*    Non-income producing security

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS iFUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2003

ASSETS:
   Investments, at value  (cost $63,674)                           $     80,635
   Receivable for capital shares sold                                       600
   Dividends receivable                                                      37
   Interest receivable                                                        2
                                                                   ------------
   Total Assets                                                          81,274
                                                                   ------------

LIABILITIES:
   Payable to Advisor                                                        92
                                                                   ------------
   Total Liabilities                                                         92
                                                                   ------------
                                                                   $     81,182
                                                                   ============

NET ASSETS CONSIST OF:
   Capital stock                                                   $    121,845
   Accumulated net realized loss on investments sold                    (57,624)
   Net unrealized appreciation on investments                            16,961
                                                                   ------------
   Total Net Assets                                                $     81,182
                                                                   ============
Shares outstanding (no par value,
unlimited shares authorized)                                             12,485

Net asset value, redemption price
and offering price per share                                       $       6.50
                                                                   ============

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS iFUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME:
   Dividend income                                                 $        621
   Interest income                                                           18
                                                                   ------------
   Total investment income                                                  639
                                                                   ------------

EXPENSES:
   Investment advisory fee                                                1,091
                                                                   ------------
   Total expenses                                                         1,091
                                                                   ------------

NET INVESTMENT LOSS                                                        (452)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions                           8,113
   Change in unrealized appreciation on
      investments                                                        12,740
                                                                   ------------
   Net realized and unrealized gain on investments                       20,853
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $     20,401
                                                                   ============

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS iFUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR            YEAR
                                                                        ENDED           ENDED
                                                                     NOVEMBER 30,    NOVEMBER 30,
                                                                         2003            2002
                                                                     ------------    ------------
OPERATIONS:
   Net investment loss                                               $       (452)   $       (718)
   Net realized gain (loss) on investment transactions                      8,113         (34,747)
   Change in unrealized appreciation on investments                        12,740           4,151
                                                                     ------------    ------------

   Net increase (decrease) in net assets resulting from operations         20,401         (31,314)
                                                                     ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                9,602          14,770
   Cost of shares redeemed                                                (25,518)         (1,788)
                                                                     ------------    ------------

   Net increase (decrease) in net assets resulting
      from capital share transactions                                     (15,916)         12,982
                                                                     ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,485         (18,332)

NET ASSETS:
   Beginning of period                                                     76,697          95,029
                                                                     ------------    ------------

   End of period (Including accumulated undistributed
      net invesment income of $0, and $0 respectively)               $     81,182    $     76,697
                                                                     ============    ============

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                                    IPS iFUND
                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                               ------------    ------------    ------------
                                                                                               DECEMBER 29,
                                                                                                 2000 (1)
                                                                YEAR ENDED      YEAR ENDED       THROUGH
                                                               NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                   2003            2002            2001
                                                               ------------    ------------    ------------
PER SHARE DATA:
Net asset value, beginning of period                           $       5.04    $       7.09    $      12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.03)          (0.05)          (0.02)(2)
Net realized and unrealized
   gain (loss) on investments                                          1.49          (2.00)          (4.89)
                                                               ------------    ------------    ------------

TOTAL FROM INVESTMENT OPERATIONS                                       1.46          (2.05)          (4.91)
                                                               ------------    ------------    ------------

Net asset value, end of period                                 $       6.50    $       5.04    $       7.09
                                                               ============    ============    ============

Total return                                                         28.97%        (28.91)%        (40.92)%(3)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's)                           $         81    $         77    $         95
   Ratio of net operating expenses to average net assets              1.40%           1.40%           1.40%(4)
   Ratio of net investment income to average net assets             (0.58)%         (0.83)%         (0.49)%(4)
   Portfolio turnover rate                                          150.57%         177.50%         124.68%

(1)  Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized
(4)  Annualized

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2003

1.   ORGANIZATION

The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal investment objective of the Fund is long-term capital growth. The Fund is non-diversified and therefore can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if those securities decline in value. Nonetheless, the Fund intends to qualify as a registered investment company for income tax purposes, which means the Fund intends to fulfill the Internal Revenue Code diversification requirements applicable to registered investment companies. The Fund commenced operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a)  Investment Valuation

     Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b)  Federal Income and Excise Taxes

     The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c)  Distributions to Shareholders

     Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

(d)  Securities Transactions and Investment Income

     Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

(e)  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

Copyright 2003, IPS Advisory, Inc.

                                  YEAR ENDED              YEAR ENDED
                                 NOVEMBER 30,            NOVEMBER 30,
                                     2003                    2002
IPS iFUND                              $        Shares         $        Shares
                                   --------    --------    --------    --------
   Shares sold                     $  9,602       1,642    $ 14,770       2,166

   Shares issued in reinvestment
   of dividends                          --          --          --          --
   Shares redeemed                  (25,518)     (4,382)     (1,788)       (351)
                                   --------    --------    --------    --------

   Net increase (decrease)         ($15,916)     (2,740)   $ 12,982       1,815
                                   ========                ========

   SHARES OUTSTANDING:
   Beginning of period                           15,225                  13,410
                                               --------                --------
   End of period                                 12,485                  15,225
                                               ========                ========

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended November 30, 2003, excluding short-term investments, aggregated $99,086 and $110,116, respectively. There were no purchases or sales of long-term U.S. government securities.

     At November 30, 2003, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $63,674 were as follows:


          Unrealized appreciation                 $ 17,478
          Unrealized depreciation                     (517)
                                                  --------
          Net unrealized appreciation
          on investments                          $ 16,961
                                                  ========

     At November 30, 2003, the Fund had an accumulated net realized capital loss carryover of $57,624, with $23,202 expiring in 2009 and $34,422 expiring in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   INVESTMENT ADVISOR

     The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees earned by IPS Advisory, Inc. during the year ended November 30, 2003 were $1,091.

6.   BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2003, Gregory A. D'Amico beneficially owned 29% of the Fund.

Copyright 2003, IPS Advisory, Inc.

7.   DISTRIBUTABLE EARNINGS

     There were no distributions during the fiscal years 2003 and 2002.

As of November 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                    iFund
                                                 ----------
Undistributed ordinary income                    $       --
  (accumulated losses)
Undistributed long-term capital gain
  (accumulated losses)                              (57,624)
Unrealized appreciation/(depreciation)               16,961
                                                 ----------
                                                 $  (40,663)
                                                 ----------

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Trustees
IPS iFund

We have audited the accompanying statement of assets and liabilities of IPS iFund, including the schedule of portfolio investments, as of November 30, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 29, 2000 (commencement of operations) through November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS iFund as of November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period of December 29, 2000 (commencement of operations) through November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 16, 2003

                        INDEPENDENT TRUSTEES (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               # OF
                                                                                               PORTFOLIOS
                                                TERM OF                                        IN FUND
                                 POSITION(S)    OFFICE AND                                     COMPLEX       OTHER
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE            THE TRUST      TIME SERVED    DURING PAST FIVE YEARS          BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 41,             Independent    Since          Financial Analyst, Tennessee         3        None
12416 Fort West Drive            Trustee        inception      Valley Authority
Knoxville, TN 37922                             of Funds       (1997-Present); Director of
                                                in 1995        Business Planning at Lockheed
                                                               Martin Energy Systems (Prior
                                                               to 1997); Chartered Financial
                                                               Analyst (CFA).
------------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 44,           Independent    Since          Director of Planned Giving for       3        None
6504 Clary Lane                  Trustee        inception      the University of Tennessee at
Knoxville, TN 37919                             of Funds       Knoxville.
                                                in 1995
------------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 45,    Independent    Since          Account Executive, Colonial          3        None
316 Stonewall Street             Trustee        inception      Life & Accident
Memphis, TN 38112                               of Funds       (1995-Present); Teacher of
                                                in 1995        history and economics at
                                                               Austin East High School in
                                                               Knoxville, Tennessee (Prior to
                                                               1995).
------------------------------------------------------------------------------------------------------------------------------------

Copyright 2003, IPS Advisory, Inc.


                   INTERESTED TRUSTEES & OFFICERS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               # OF
                                                                                               PORTFOLIOS
                                                TERM OF                                        IN FUND
                                 POSITION(S)    OFFICE AND                                     COMPLEX       OTHER
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE            THE TRUST      TIME SERVED    DURING PAST FIVE YEARS          BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 39,               President,     Since          President of IPS Advisory,           3        IPS Advisory, Inc.;
1225 Weisgarber Road,            Chief          inception      Inc.                                          Director of Young
Suite S-380,                     Financial      of Funds                                                     Entrepreneurs'
Knoxville, TN 37909              Officer,       in 1995                                                      Organization (YEO);
                                 Treasurer                                                                   Personal & Child
                                 and Trustee                                                                 Safety, LLC (PCS)
------------------------------------------------------------------------------------------------------------------------------------
Robert Loest*, 59,               Vice           Since          Chief Executive Officer of IPS       3        IPS Advisory, Inc.
1225 Weisgarber Road,            President,     inception      Advisory, Inc.; Financial
Suite S-380,                     Secretary      of Funds       Analyst Charter; Ph.D. in
Knoxville, TN 37909              and Trustee    in 1995        Biology.
------------------------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

BOARD COMMITTEES

       The Board has the following standing committee as described below:
--------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------
MEMBERS                       DESCRIPTION                        MEETINGS
                              -----------                        --------
VEENITA BISARIA,              Responsible for advising the       At least once
Independent Trustee           full Board with respect to         annually.
Woodrow Henderson,            accounting, auditing and           Last meeting
Independent Trustee           financial matters affecting        occurred on
Billy Wayne Stegall, Jr.,     the Trust.                         January 25,
Independent Trustee                                              2002.

Copyright 2003, IPS Advisory, Inc.

ITEM 2.  CODE OF ETHICS.

See below. "The Registrant's Code of Ethics is attached hereto as an exhibit. As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report."

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate audit fees billed to The IPS Funds for the last two fiscal years by the principal accountant were $18,688.00 and $18,354.00 respectively.

Audit-Related Fees. There were no audit related fees, other than those noted under "Audit Fees" Disclosure, billed to The IPS Funds for the last two fiscal years by the principal accountant.

Tax Fees. There were no fees billed to the fund for professional services for tax compliance, tax advice or tax planning.

All Other Fees. The aggregate non-audit fees billed by the Registrant's principal accountant for the last two fiscal years were $1,225.00 for 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS

(a) Not applicable at this time.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-906CERT.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) IPS Funds


By (Signature and Title)* /s/ Greg D'Amico

PRESIDENT AND TREASURER
-----------------------

Date 2/5/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Greg D'Amico

PRESIDENT
---------

Date 2/5/2004

By (Signature and Title)* /s/ Greg D'Amico

TREASURER
---------

Date 2/5/2004

* Print the name and title of each signing officer under his or her signature.